UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2023

INFLECTION POINT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40823	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 East 51st Street,5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 319-1309

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IPAXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IPAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Forward Purchase Agreement

As previously announced, on September 16, 2022, Inflection Point Acquisition Corp., a Cayman Islands exempted company (“Inflection Point”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between Inflection Point and Intuitive Machines, LLC (“Intuitive Machines”), a Texas limited liability company which will convert into a Delaware limited liability company in connection with the transactions contemplated by the Business Combination Agreement (the “Business Combination”). Upon the closing of the Business Combination, Intuitive Machines and Inflection Point will be organized as an umbrella partnership C corporation (the “Combined Company”).

On February 9, 2023, Inflection Point and Intuitive Machines entered into separate agreements (each, a “Forward Purchase Agreement, and together, the “Forward Purchase Agreements”) with each of Polar Multi-Strategy Master Fund (“Polar”) and The HGC Fund LP (“HGC” and, each of Polar and HCG, individually, a “Seller” and, together, the “Sellers”) for over-the-counter Equity Prepaid Forward Transactions (each, a “Forward Purchase Transaction” and, together, the “Forward Purchase Transactions”). For purposes of the Forward Purchase Agreements, Inflection Point and the Combined Company are referred to as the “Counterparty” prior to and after the Business Combination, respectively. Pursuant to the terms of the Forward Purchase Agreements, each Seller has separately agreed to hold a maximum of 1,250,000 Class A ordinary shares, par value $0.0001 per share, of Inflection Point (“Inflection Point Shares” and, such Inflection Point Shares and the successor shares following the Closing, the “FPA Shares”) in connection with the closing of the Business Combination (the “Closing”). Each Seller, acting separately and solely for its own account, (i) may reverse its previous election to redeem its Inflection Point Shares in connection with the Business Combination pursuant to the redemption rights set forth in Inflection Point’s amended and restated memorandum and articles of association it owns or (ii) purchase Inflection Point Shares through a broker in the open market from holders of Inflection Point Shares (other than Inflection Point), including from holders who have previously elected to redeem their Inflection Point Shares in connection with the Business Combination pursuant to the redemption rights set forth in Inflection Point’s amended and restated memorandum and articles of association, such that, in the aggregate, such Seller owns up to 1,250,000 Inflection Point Shares as of the day of the Closing. The aggregate number of shares subject to each Forward Purchase Agreement (the “Number of Shares”) will be the aggregate number of FPA Shares as notified to Counterparty by the applicable Seller, but in no event more than 1,250,000 shares by each Seller. The Number of Shares is subject to reduction following the full or partial optional early termination of the Forward Purchase Agreements as described below.

Each Forward Purchase Agreement provides that no later than the earlier of (a) one business day after the Closing and (b) the date any assets from Inflection Point’s trust account are disbursed in connection with the Business Combination, the Seller under such Forward Purchase Agreement will be paid directly, out of the funds held in Inflection Point’s trust account, an amount (the “Prepayment Amount”) equal to the product of (i) an amount (the “Initial Price”) equal to the redemption price per share payable to investors who elected to redeem in connection with the Business Combination (the amount equal to the product of (i) and (ii) “Redemption Price”) plus $0.30 per share and (ii) the Number of Shares specified at the outset of the Forward Purchase Transaction (such product, the “Prepayment Amount”).

The Counterparty has agreed to file a registration statement, at Counterparty’s sole cost and expense, with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of each Seller’s Shares in the Combined Company (the “Registration Statement”) under the Securities Act of 1933, within 45 days following the Closing, and have the Registration Statement declared effective (the “Registration Statement Effective Date”) as soon as practicable after the filing thereof, but no later than the earliest of (i) the 60th calendar day (or 90th calendar day if the SEC notifies the Counterparty that it will review the Registration Statement) following such closing and (ii) the 5th Business Day after the date the Counterparty is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

From time to time on any day the Nasdaq is open for trading following the date of the Closing (any such date, an “OET Date”), each Seller may, in its absolute discretion, terminate its respective Forward Purchase Agreement in whole or in part with respect to any number of FPA Shares by giving notice of such termination and the specified number of FPA Shares (such quantity, the “Terminated Shares”). An amount equal to the (a) the lesser of (i) the VWAP Price (as defined in the Forward Purchase Agreements) as of the date such notice of termination is given and (ii) the Initial Price, multiplied by (b) the Terminated Shares will be paid by such Seller to the Counterparty.

Each Forward Purchase Agreement’s maturity date will be the date one month after the Closing (the “Maturity Date”). Upon the occurrence of the Maturity Date, in exchange for delivery of the then Number of Shares under each Forward Purchase Transaction, Counterparty shall pay each Seller an amount (the “Maturity Consideration”) equal to (i) the number of FPA Shares less the number of Terminated Shares multiplied by (ii) the Initial Price. The Seller will retain the Maturity Consideration from the Prepayment Amount paid by the Counterparty to the Seller.

Each Forward Purchase Agreements may each be terminated by any of the parties thereto if any of the following events occur: (a) failure to consummate the Business Combination on or before the Outside Date (as defined in the Business Combination Agreement), as such Outside Date may be amended or extended from time to time, (b) termination of the Business Combination Agreement prior to the Closing, (c) it being, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for the Seller to perform any of its obligations contemplated by a Forward Purchase Agreement, or (d) upon the occurrence of any Material Adverse Change (as defined in the Forward Purchase Agreements) of the Counterparty (each of such events, an “Additional Termination Event”). Upon any termination that occurs following the closing of the Business Combination due to clauses (c) or (d) above, Counterparty shall be obligated to promptly accept for redemption all of Seller’s Shares in exchange for the Initial Price.

The Counterparty has agreed to indemnify and hold harmless each Seller, its affiliates, assignees and other parties described therein (the “Indemnified Parties”) from and against all losses, claims, damages and liabilities under the Forward Purchase Agreement (excluding liabilities relating to the manner in which Seller sells any shares it owns) and reimburse the Indemnified Parties for their reasonable expenses incurred in connection with such liabilities, subject to certain exceptions described therein, and has agreed to contribute to any amounts required to be paid by any Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless.

Each Seller has agreed to waive any redemption rights with respect to any FPA Shares in connection with the Business Combination, provided that each Seller may exercise its redemption rights with respect to any FPA Shares if (i) it is, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for such Seller or Counterparty to perform any of its obligations contemplated by the Forward Purchase Transaction or (ii) upon the occurrence of any Material Adverse Change (as defined in the Forward Purchase Agreements) of the Counterparty. Such waivers may reduce the number of Inflection Point Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. Each Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The foregoing summary of the Forward Purchase Agreements is qualified in its entirety by reference to the text of the form of Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

No Offer

This communication is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Inflection Point’s securities, (ii) the risk that the Business Combination may not be completed by Inflection Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Inflection Point, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the effect of the announcement or pendency of the Business Combination on Intuitive Machines’ business relationships, performance, and business generally, (vi) risks that the Business Combination disrupts current plans of Intuitive Machines and potential difficulties in Intuitive Machines employee retention as a result of the Business Combination, (vii) the outcome of any legal proceedings that may be instituted against Intuitive Machines or against Inflection Point related to the Business Combination Agreement or the Business Combination, (viii) the ability to maintain the listing of Inflection Point’s securities on Nasdaq, (ix) the price of Inflection Point’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Intuitive Machines plans to operate, variations in performance across competitors, changes in laws and regulations affecting Intuitive Machines’ business and changes in the combined capital structure, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities, (xi) the impact of the global COVID-19 pandemic, (xii) the market for commercial human spaceflight has not been established with precision, it is still emerging and may not achieve the growth potential Intuitive Machines expects or may grow more slowly than expected, (xiii) space is a harsh and unpredictable environment where Intuitive Machines’ products and service offerings are exposed to a wide and unique range of environmental risks, which could adversely affect Intuitive Machines’ launch vehicle and spacecraft performance, (xiv) Intuitive Machines’ business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto, (xv) Intuitive Machines’ limited operating history makes it difficult to evaluate its future prospects and the risks and challenges they may encounter and (xvi) other risks and uncertainties described in Inflection Point’s registration statement on Form S-1 (File No. 333-253963), which was originally filed with the SEC on September 21, 2021 (the “Form S-1”), in its Annual Report on Form 10-K for the year ended 2021 and its subsequent Quarterly Reports on Form 10-Q, the Proxy Statement/Prospectus, and any other documents filed by Inflection Point from time to time with the SEC. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Annual Report on Form 10-K for the year ended 2021, the Quarterly Reports on Form 10-Q, the Proxy Statement/Prospectus, and the other documents filed by Inflection Point from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Intuitive Machines and Inflection Point assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Intuitive Machines nor Inflection Point gives any assurance that either Intuitive Machines or Inflection Point, respectively, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Forward Purchase Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2023	INFLECTION POINT ACQUISITION CORP

	By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Co-Chief Executive Officer

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